UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
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☐    Soliciting Material under §240.14a-12
BLACKROCK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

BLACKROCK, INC.

2025 Annual Meeting
Vote by May 14, 2025
11:59 PM ET

BlackRock

BLACKROCK, INC.
50 HUDSON YARDS
NEW YORK, NEW YORK 10001

V67773-P26710

You invested in BLACKROCK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 1, 2025. If you would like to request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 15, 2025
8:00 AM, EDT

Virtually at:
www.virtualshareholdermeeting.com/BLK2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Pamela Daley	For
1b.	Laurence D. Fink	For
1c.	Gregory J. Fleming	For
1d.	William E. Ford	For
1e.	Fabrizio Freda	For
1f.	Murry S. Gerber	For
1g.	Margaret “Peggy” L. Johnson	For
1h.	Robert S. Kapito	For
1i.	Cheryl D. Mills	For
1j.	Kathleen Murphy	For
1k.	Amin H. Nasser	For
1l.	Gordon M. Nixon	For
1m.	Adebayo Ogunlesi	For
1n.	Kristin C. Peck	For
1o.	Charles H. Robbins	For
1p.	Hans E. Vestberg	For
1q.	Susan L. Wagner	For
1r.	Mark Wilson	For
2.	Approval, in a non-binding advisory vote, of the compensation for named executive officers.	For
3.	Ratification of the appointment of Deloitte LLP as BlackRock’s independent registered public accounting firm for the fiscal year 2025.	For
4.	Shareholder Proposal – Report on Risk of Stakeholder Capitalism.	Against
5.	Shareholder Proposal – Democratic Reform of the Board Election.	Against

NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.

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V67774-P26710